UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2005
 Date of Report (Date of earliest event reported):

8X8, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3151 Jay Street
Santa Clara, CA    95054
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On March 3, 2005, 8x8, Inc. entered into subscription agreements to sell 6,897,618 shares of common stock at a price of $2.10 per share under its shelf registration statement (File No. 333-114133), as amended, and as supplemented by a prospectus supplement dated March 3, 2005. The Registrant expects that delivery of the shares of common stock will be made to the investors on March 8, 2005.

A copy of the press release related to this common stock issuance is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

99.1    Press Release dated March 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 4, 2005

8X8, INC.

By: /s/ JAMES SULLIVAN

James Sullivan
Chief Financial Officer, Vice President of Finance and Secretary (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit	Description
99.1*	Press release dated March 4, 2005

*    Also provided in PDF format as a courtesy.